UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Reliance Steel & Aluminum Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You invested in RELIANCE STEEL & ALUMINUM CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 18, 2022 at 10:00 a.m. PDT. Vote Virtually during the Meeting* May 18, 2022 10:00 a.m. PDT Virtually at: www.virtualshareholdermeeting.com/RS2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 Your Vote Counts! RELIANCE STEEL & ALUMINUM CO. 2022 Annual Meeting Vote by May 17, 2022 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # D67033-P67329 Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

RELIANCE STEEL & ALUMINUM CO. 2022 Annual Meeting Vote by May 17, 2022 11:59 PM ET Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com D67034-P67329 Against 1. To elect the ten directors nominated by our Board of Directors to hold office until our next annual meeting and until his or her successor is elected and qualified. Nominees: 1b. Karen W. Colonias 1c. Frank J. Dellaquila 1a. Lisa L. Baldwin 1d. John G. Figueroa 1e. James D. Hoffman 1f. Mark V. Kaminski 1g. Karla R. Lewis 1h. Robert A. McEvoy 1i. David W. Seeger 1j. Douglas W. Stotlar 2. To consider a non-binding, advisory vote to approve the compensation of the Company’s named executive officers. 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2022. Note: Such other business, if any, as properly comes before the meeting or any adjournment thereof. These items of business are more fully described in the accompanying proxy statement. For For For For For For For For For For For For 4. To consider a stockholder proposal regarding changes to the Company’s proxy access bylaw to remove the size limit on the stockholder nominating group.